Prospectus supplement dated November 22, 2021
to the following prospectus(es):
Monument Advisor and Monument Advisor Select prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes apply to the prospectus:
1.	"Appendix C: Deductions for Taxes – Qualified and Non-Qualified Annuity Contracts" and all references to "Appendix C: Deductions for Taxes – Qualified and Non-Qualified Annuity Contracts" are deleted in their entirety.
2.	The "Premium Taxes" subsection of the "Expenses" section is deleted in its entirety and replaced with the following:
Premium Taxes
Certain states or other governmental entities charge premium tax on purchase payments. We will charge against the Contract Value any premium taxes levied by a state or other governmental entity. Premium tax rates currently range from 0% to 3.5% and vary from state to state. The range is subject to change. We pay the premium tax when due and deduct that amount from the Contract at a later date, such as when you take a withdrawal, when Annuity Payment begin, and/or upon payment of death benefit. Premium taxes may be deducted from death benefit proceeds.
PROS-0624
1